UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31656 (Commission File Number)	No. 77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway, Fremont, CA 94538
(Address of principal executive offices) (Zip Code)

 (510) 933-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
On August 19, 2014, the registrant's chief executive officer and chief financial officer met with several existing and potential investors and used the presentation materials furnished as Exhibit 99.1 to this report.
Item 9.01  Financial Statements and Exhibits

(c) Exhibits
99.1  Investor presentation dated August 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: August 19, 2014	/s/ Stephen M. Welles Stephen M. Welles Sr. VP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation dated August 19, 2014